UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2012

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia	1-12080	58-1550675
Georgia	0-28226	58-2053632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Post Properties, Inc. and Post Apartment Homes, L.P. (collectively referred to as the “Registrants”) are filing this current report on Form 8-K for the sole purpose of filing with the Securities and Exchange Commission and thereby incorporating into certain registration statements certain supplemental data regarding Post Properties, Inc.’s financial results for the three and nine months ended September 30, 2012. The financial data which the Registrants are filing with the Commission is attached hereto as Exhibit 99.1, and Exhibit 99.1 to this current report is incorporated herein by reference. All information in Exhibit 99.1 is provided as of the date thereof and the Registrants do not assume any obligation to update said information in the future.

In addition, the Registrants’ computation of the ratios of earnings to fixed charges are attached hereto as Exhibits 99.2 and 99.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1	Financial Data as of September 30, 2012

99.2	Computation of the Ratio of Earnings to Fixed Charges for Post Apartment Homes, L.P.

99.3	Computation of the Ratio of Earnings to Fixed Charges for Post Properties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2012

POST PROPERTIES, INC.

By:	/s/ David P. Stockert
David P. Stockert
President and
Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2012

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

	By:	/s/ David P. Stockert
David P. Stockert
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Data as of September 30, 2012

99.2	Computation of the Ratio of Earnings to Fixed Charges for Post Apartment Homes, L.P.

99.3	Computation of the Ratio of Earnings to Fixed Charges for Post Properties, Inc.